UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

SteelPath MLP Funds Trust

(Exact name of registrant as specified in charter)

2100 McKinney Avenue, Suite 1401

Dallas, TX 75201

(Address of principal executive offices) (Zip Code)

Gabriel Hammond

SteelPath Fund Advisors, LLC

2100 McKinney Avenue, Suite 1401

Dallas, TX 75201

(Name and address of agent for service)

Registrant's telephone number, including area code: (214) 740-6040

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

November 30, 2011

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Funds

November 30, 2011

Letter to Shareholders

To Our Shareholders:

We thank you for investing with SteelPath MLP Funds. Our fiscal year ended on November 30, 2011 and we would like to share our thoughts on the latest annual period.

Master Limited Partnership (“MLP”) prices traded a bit erratically throughout most of last year. The MLP sector followed the broader energy sector lower in May and then ebbed and flowed in concert with broader Euro zone and market anxieties before making up ground toward the end of 2011. MLPs, as measured by the Alerian MLP Index (AMZ)1, provided a simple return2 of 3.2% for the period ended November 30, 2011. This performance lagged the broader markets, as defined by the S&P 500 Index3, through the first half of the fiscal year, but the MLP sector’s 0.3% gain in the last half of the fiscal year was an improvement over the -7.3% dip experienced by the broader market during the same period. On an annual basis for the period ending November 30, 2011, the MLP sector gained 3.2% versus the 5.6% posted by the S&P 500 Index. Further and highlighting one of the sector’s key attributes, when including distributions or dividends paid, MLPs provided a 9.5% total return versus the 7.8% total return generated by the S&P 500 Index. The sector closed the 2011 fiscal year with a 6.4% yield versus the 6.3% yield at the end of the 2010 fiscal year as distribution growth was generally ahead of price performance which pushed the Index’s yield modestly higher.

Macro Review

Individual name performance over the year varied dramatically with large-cap names outperforming materially followed by smaller-cap or mid-cap names that were able to tout attractive near-term distribution growth expectations. Left behind were those that reported any “bad news” or offered lower near-term distribution growth expectations. During the year, those that experienced “bad news” were primarily those with natural gas storage or propane distribution assets. Specifically impacted were storage facilities that are used by marketers to capture the value that typically exists between summer and winter natural gas pricing. Due to the excess supply of natural gas, the historic summer to winter price spread compressed materially. Alternatively, natural gas storage facilities that provide purely a logistical service fared better. The unseasonably warm 2010/2011 heating season and expectations for a similar weather dynamic for the 2011/2012 winter also negatively impacted those involved in propane delivery logistics. The warmer the winter, the less propane is needed to provide heating and volumes are impacted as a result. The AMZ Index’s return was 17.5% for the fiscal year, and on an equal-weighted basis4 the constituents of the AMZ Index showed a 0.1% loss. This illustrates the divergence of performance across the sector and the relative outperformance of the large-cap names.

Fund Review

The SteelPath funds produced positive returns for the 12 month period ended November 30, 2011. Although the SteelPath funds did not outperform their benchmarks, the Lipper Equity Income Funds Index and the S&P 500 Index, they posted strong relative performance to both Indices as well as to the AMZ Index. Please refer to pages 4 – 6 of this annual report for performance covering the results for the 12-month period ending November 30, 2011.

In the Alpha Fund, two top holdings that contributed to portfolio performance over the period included ONEOK Partners, L.P. (OKS) and Enterprise Products Partners, LP (EPD). The best performing stocks during the period were large-cap names that offered near-term, substantial distribution growth potential and OKS met that profile. Persistently high natural gas liquids (NGL) basis differentials between Conway and Mont Belvieu helped to provide additional margin opportunities. Additionally, the partnership received recognition for what we believe to be its attractive organic growth prospects, particularly in the rapidly-growing, NGL-rich Bakken shale. EPD has developed what we believe to be one of the most enviable organic growth profiles within the sector in many of the key prolific natural gas shale plays in the United States. The partnership maintains a footprint, cost of capital, and management team that will likely promote cultivation of this potential. Additionally, EPD continues to capture new and attractive growth opportunities most recently highlighted by plans to purchase and reverse a key crude pipeline between the Gulf Coast and Cushing, OK and plans to construct an NGL line to serve the Marcellus shale.

Conversely, two Alpha Fund holdings that detracted over the period were NuStar Energy, L.P. (NS) and Exterran Partners, L.P. (EXLP). We believe NuStar’s near-term distribution growth is likely limited as it completes its organic growth program and as a portion of its business has suffered from both the changing dynamics of petroleum flows in the Gulf Coast and weak asphalt fundamentals. In addition, it appears the equity price suffered from market anticipation of a pending secondary

November 30, 2011	1

offering, or “equity overhang” through the second half of the year. NS remains a holding as we expect market attention to return as terminal expansions and Eagle Ford growth projects near completion and come online. EXLP’s parent company, Exterran Holdings (EXH), experienced disappointing performance over the period, which resulted in headline risk for Exterran and was compounded by management turnover and elevated investor uncertainty. New management is now in place and issues impacting the parent will likely have minimal impact on the partnership’s operations.

Two top contributing holdings for the Income Fund included EV Energy Partners, LP (EVEP) and MarkWest Energy Partners, LP (MWE). EVEP, an Exploration & Production (E&P) MLP, has a disciplined management team and long-lived properties. In early 2011, the partnership revealed that it had significant exposure to the emerging Utica Shale through its legacy Ohio properties. EVEP predicts it will monetize (or sell) some or all of its Utica acreage in the second half of 2012. We believe the monetization of these assets could equate to an asset swap of oil properties with prime, mature reserves. E&P MLPs are rarely included in the portfolio, and when they are included, exposure is limited. However, our belief in the outsized potential of EVEP led to its inclusion. MarkWest Energy Partners announced exemplary performance for the latest reported quarter (3Q11) in addition to its plans to acquire the remaining 49% stake in the Liberty Joint Venture in the Marcellus, for total consideration of $2.1 billion which is expected to add to its distribution growth profile and increase fee-based income. The partnership provided details on a new joint venture to focus on development in the Utica Shale and upsized capital spending guidance for 2012 and increased cash flow expectations.

On the other hand, two holdings that detracted from the Income Fund performance were Niska Gas Storage Partners, LLC (NKA) and Ferrellgas Partners, LP (FGP). Negatively affecting NKA were natural gas storage fundamentals that continued to decline throughout 2011, sliding well beyond most industry expectations. The partnership utilized its two-tiered unit structure by cutting distributions to its subordinated units held by its general partner to maintain distributions to its common or publicly traded units. Ferrellgas’ performance was negatively impacted by a warmer than expected 2010/2011 winter heating season. The milder winter weather pattern over much of the nation was compounded by elevated propane prices which resulted in additional customer conservation and margin pressures. Fears of a similarly mild weather for the 2011/2012 winter heating season continued to weigh on unit performance toward the end of the period.

Two holdings that contributed to Select 40 Fund performance over the period included ONEOK Partners, L.P. (OKS) and Williams Partners, LP (WPZ). As previously discussed, ONEOK’s large-cap profile and the persistently high NGL basis differentials between Conway and Mont Belvieu helped to aid additional margin opportunities. Additionally aiding to performance was recognition of what we believe to be its attractive organic growth prospects, particularly in the rapidly-growing, NGL-rich Bakken shale. Williams Partners, another large-cap name, features a broad asset base and, in our opinion, offers substantial NGL-focused growth prospects. We are optimistic that WPZ’s history of 6 – 10% distribution growth has the potential to continue over the coming years based on the partnership’s substantial capital spending plans.

Alternatively, two holdings that dragged on the Select 40 Fund performance for the period included Inergy, L.P. (NRGY) and NuStar Energy, L.P. (NS). Inergy ended 2010 with the elimination of its general partner to simplify its ownership structure but the transaction resulted in near-term dilution. This near term dilutive transaction was followed by a deterioration of natural gas storage and propane fundamentals, creating a drag on both of its segments, which complicated the partnership’s ability to maximize its new simplified structure. NRGY successfully completed the public offering of a slate of high quality assets through Inergy Midstream Partners, LP (NRGM) in order to highlight the quality of its northeast storage hub and to reduce leverage at NRGY. However, forecasts for a repeat of warmer than normal winter weather and further weakness in natural gas storage fundamentals continued to weigh on the partnership’s price performance. As covered above, we believe NuStar’s near-term distribution growth is likely limited as it completes its organic growth program and as a portion of its business has suffered from both the changing dynamics of petroleum flows in the Gulf Coast and weak asphalt fundamentals. In addition, it appears the equity price suffered from market anticipation of a pending secondary offering, or “equity overhang” through the second half of the year. NS remains a holding as we expect market attention to return as terminal expansions and Eagle Ford growth projects near completion and come online.

Outlook

We believe some of the smaller-cap and mid-cap names that underperformed over the 2011 period will play catch up in 2012. Otherwise, we believe the sector will continue to benefit from the build-out of natural gas liquids and crude oil

2	SteelPath MLP Funds Annual Report

infrastructure which began in earnest in 2011. Distribution growth for 2011 was approximately 7% and we are optimistic that average distribution growth for 2012 will be similar.

In our opinion, MLPs will continue to gain investor attention as the sector offers an attractive distribution yield versus competing assets classes. We also believe the MLP sector offers the opportunity to capture price appreciation fueled by distribution growth that is somewhat decoupled from the broader economy. Much of the capital spending and growth opportunities within the sector are tied to the build-out of natural gas liquids and crude oil logistical assets. The demand for these assets is driven by producer exploitation of new drilling technologies and a shift to liquids rich natural gas production. Neither of these trends is overly exposed to the broader economy.

Importantly, we believe the demand for additional midstream assets and services will continue to provide the sector with attractive growth opportunities for some time. We sincerely appreciate the opportunity to work with you and thank you for your continued confidence in SteelPath.

Gabriel Hammond
President

[1]	The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (AMZ). It is not possible to invest directly in an index. Performance information provided for the Alerian MLP Index is not indicative of the performance of the SteelPath Funds.
[2]	Simple return reflects Index performance without including the impact of distributions/dividends. A simple return is also referred to as price return or price appreciation. Total return reflects Index performance including the impact of distributions/dividends.
[3]	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses. It is not possible to invest directly in an index.
[4]	Equal-weighted basis refers to a type of weighting that gives the same weight, or importance, to each stock in an index. The smallest companies are given equal weight to the largest companies in an equal-weight index. This allows all of the companies to be considered on an even playing field.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns of the Fund current to the most recent month-end can be obtained by visiting our website at www.steelpath.com.

November 30, 2011	3

STEELPATH MLP SELECT 40 FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE (Unaudited)

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares and Class C Shares will vary from the performance of the Class I Shares and Class Y Shares for the Fund due to differences in charges and expenses. Sales load applicable to the Class A Shares would reduce the performance shown above.

	Annualized
Total Returns as of November 30, 2011	1 Year	Since Inception*
SteelPath MLP Select 40 Fund
Class I Shares	5.12%	10.89%
Class A Shares(1)	(1.22)%	6.63%
Class C Shares(2)	N/A	(0.65)%
Class Y Shares	5.02%	10.83%
Lipper Equity Income Funds Index(3)	7.80%	5.56%
S&P 500 Index(4)	7.83%	6.09%
*	For the period close of business March 31, 2010 (commencement of operations) through November 30, 2011.
(1)	Reflects maximum sales charge of 5.75%.
(2)	Class C inception date was the close of business July 14, 2011. Class C Shares are subject to a Contingent Deferred Sales Charge of 1% if redeemed within one year of purchase.
(3)	The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
(4)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

4	SteelPath MLP Funds Annual Report

STEELPATH MLP ALPHA FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE (Unaudited)

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares and Class C Shares will vary from the performance of the Class I Shares for the Fund due to differences in charges and expenses. Sales load applicable to the Class A Shares would reduce the performance shown above.

	Annualized
Total Returns as of November 30, 2011	1 Year	Since Inception*
SteelPath MLP Alpha Fund
Class I Shares	3.60%	9.58%
Class A Shares(1)	(2.59)%	5.48%
Class C Shares(2)	N/A	4.19%
Lipper Equity Income Funds Index(3)	7.80%	5.56%
S&P 500 Index(4)	7.83%	6.09%
*	For the period close of business March 31, 2010 (commencement of operations) through November 30, 2011.
(1)	Reflects maximum sales charge of 5.75%.
(2)	Class C inception date was the close of business August 25, 2011. Class C Shares are subject to a Contingent Deferred Sales Charge of 1% if redeemed within one year of purchase.
(3)	The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
(4)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

November 30, 2011	5

STEELPATH MLP INCOME FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE (Unaudited)

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares and Class C Shares will vary from the performance of the Class I Shares for the Fund due to differences in charges and expenses. Sales load applicable to the Class A Shares would reduce the performance shown above.

	Annualized
Total Returns as of November 30, 2011	1 Year	Since Inception*
SteelPath MLP Income Fund
Class I Shares	1.46%	8.65%
Class A Shares(1)	(4.55)%	4.69%
Class C Shares(2)	N/A	(2.26)%
Lipper Equity Income Funds Index(3)	7.80%	5.56%
S&P 500 Index(4)	7.83%	6.09%
*	For the period close of business March 31, 2010 (commencement of operations) through November 30, 2011.
(1)	Reflects maximum sales charge of 5.75%.
(2)	Class C inception date was the close of business June 10, 2011. Class C Shares are subject to a Contingent Deferred Sales Charge of 1% if redeemed within one year of purchase.
(3)	The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
(4)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

6	SteelPath MLP Funds Annual Report

SCHEDULE OF INVESTMENTS
November 30, 2011

SteelPath MLP Select 40 Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 94.1%
Coal — 5.7%
Alliance Holdings GP LP	225,186	$11,412,426
Alliance Resource Partners LP	197,553	14,115,162
Natural Resource Partners LP	311,271	8,566,178
Oxford Resource Partners LP	87,754	1,547,103
Rhino Resource Partners LP	129,528	2,428,650
Total Coal		38,069,519
Exploration & Production — 2.1%
EV Energy Partners LP	139,543	9,523,810
Linn Energy LLC	129,726	4,723,323
Total Exploration & Production		14,247,133
Gathering/Processing — 21.6%
Chesapeake Midstream Partners LP	376,069	9,856,768
Compressco Partners LP	248,429	3,594,768
Copano Energy LLC	293,685	9,720,974
DCP Midstream Partners LP	270,466	11,605,696
Exterran Partners LP	207,041	4,494,860
MarkWest Energy Partners LP	488,047	26,178,841
Regency Energy Partners LP	822,642	18,928,992
Targa Resources Partners LP	466,072	17,491,682
Western Gas Partners LP	384,951	14,504,954
Williams Partners LP	456,159	26,484,592
Total Gathering/Processing		142,862,127
Natural Gas Pipelines — 24.1%
Boardwalk Pipeline Partners LP	638,916	16,586,259
El Paso Pipeline Partners LP	611,891	20,051,668
Energy Transfer Equity LP	585,676	20,668,506
Energy Transfer Partners LP	41,079	1,797,617
Enterprise Products Partners LP	657,836	29,924,960
Niska Gas Storage Partners LLC	161,904	1,567,231
ONEOK Partners LP	591,371	29,899,718
PAA Natural Gas Storage LP	45,678	798,908
Spectra Energy Partners LP	668,160	20,225,203
TC Pipelines LP	379,538	18,058,418
Total Natural Gas Pipelines		159,578,488
Petroleum Transportation — 34.2%
Buckeye Partners LP	411,020	26,223,076
Enbridge Energy Partners LP	816,249	25,279,232
Genesis Energy LP	494,515	12,901,896
Global Partners LP	389,111	8,050,707
Holly Energy Partners LP	377,031	21,008,167
Magellan Midstream Partners LP	418,736	26,790,729

Description	Shares	Fair Value
Martin Midstream Partners LP	102,115	$3,297,293
NuStar Energy LP	325,346	17,841,975
NuStar GP Holdings LLC	292,880	8,695,607
Oiltanking Partners LP	379,153	10,919,606
Plains All American Pipeline LP	446,111	28,934,760
Sunoco Logistics Partners LP	228,694	23,614,943
Tesoro Logistics LP	284,638	7,759,232
Transmontaigne Partners LP	164,183	5,019,074
Total Petroleum Transportation		226,336,297
Propane — 4.9%
Ferrellgas Partners LP	444,631	10,026,429
Inergy LP	499,931	12,088,332
Suburban Propane Partners LP	222,549	10,348,528
Total Propane		32,463,289
Shipping — 1.5%
Teekay LNG Partners LP	302,499	9,737,443
Total Master Limited Partnership Shares (identified cost $548,848,774)		623,294,296
Short-Term Investments — 10.0%
Money Market — 10.0%
Fidelity Treasury Portfolio, 0.010%(1)	66,181,276	66,181,276
Total Short-Term Investments (identified cost $66,181,276)		66,181,276
Total Investments — 104.1% (identified cost $615,030,050)		689,475,572
Liabilities In Excess of Other Assets — (4.1)%		(27,085,942)
Net Assets — 100.0%		$662,389,630

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Variable rate security; the coupon rate represents the rate at November 30, 2011.

See accompanying Notes to the Financial Statements.

November 30, 2011	7

SCHEDULE OF INVESTMENTS
November 30, 2011

SteelPath MLP Alpha Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 92.0%
Gathering/Processing — 7.9%
Compressco Partners LP	161,821	$2,341,550
Exterran Partners LP	351,893	7,639,597
Regency Energy Partners LP	974,025	22,412,315
Western Gas Partners LP	307,695	11,593,948
Total Gathering/Processing		43,987,410
Natural Gas Pipelines — 35.6%
El Paso Pipeline Partners LP	1,159,734	38,004,483
Energy Transfer Equity LP	583,638	20,596,585
Enterprise Products Partners LP	957,707	43,566,092
ONEOK Partners LP	798,062	40,350,015
Spectra Energy Partners LP	735,657	22,268,337
TC Pipelines LP	733,697	34,909,303
Total Natural Gas Pipelines		199,694,815
Petroleum Transportation — 45.5%
Buckeye Partners LP	700,682	44,703,512
Enbridge Energy Partners LP	918,985	28,460,965
Genesis Energy LP	726,884	18,964,404
Global Partners LP	291,139	6,023,666
Holly Energy Partners LP	594,263	33,112,334
Magellan Midstream Partners LP	356,813	22,828,896
NuStar Energy LP	270,550	14,836,962
Oiltanking Partners LP	115,614	3,329,683
Plains All American Pipeline LP	617,752	40,067,395
Sunoco Logistics Partners LP	285,797	29,511,398
Transmontaigne Partners LP	439,447	13,433,895
Total Petroleum Transportation		255,273,110

Description	Shares	Fair Value
Propane — 3.0%
Inergy LP	705,697	$17,063,753
Total Master Limited Partnership Shares (identified cost $479,388,025)		516,019,088
Short-Term Investments — 9.8%
Money Market — 9.8%
Fidelity Treasury Portfolio, 0.010%(1)	55,164,589	55,164,589
otal Short-Term Investments (identified cost $55,164,589)		55,164,589
Total Investments — 101.8% (identified cost $534,552,614)		571,183,677
Liabilities In Excess of Other Assets — (1.8)%		(10,292,140)
Net Assets — 100.0%		$560,891,537

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Variable rate security; the coupon rate represents the rate at November 30, 2011.

See accompanying Notes to the Financial Statements.

8	SteelPath MLP Funds Annual Report

SCHEDULE OF INVESTMENTS
November 30, 2011

SteelPath MLP Income Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 91.1%
Coal — 1.4%
Oxford Resource Partners LP	86,157	$1,518,948
Rhino Resource Partners LP	115,472	2,165,100
Total Coal		3,684,048
Exploration & Production — 3.8%
EV Energy Partners LP	111,845	7,633,421
Linn Energy LLC	61,271	2,230,877
Total Exploration & Production		9,864,298
Gathering/Processing — 25.9%
American Midstream Partners LP	335,763	6,325,775
Chesapeake Midstream Partners LP	43,313	1,135,234
Compressco Partners LP	185,725	2,687,441
Copano Energy LLC	350,331	11,595,956
Exterran Partners LP	388,498	8,434,292
MarkWest Energy Partners LP	257,963	13,837,135
Regency Energy Partners LP	631,185	14,523,567
Targa Resources Partners LP	230,446	8,648,638
Total Gathering/Processing		67,188,038
Natural Gas Pipelines — 15.3%
Boardwalk Pipeline Partners LP	221,191	5,742,118
Energy Transfer Partners LP	44,908	1,965,174
Enterprise Products Partners LP	257,804	11,727,504
Niska Gas Storage Partners LLC	112,131	1,085,428
ONEOK Partners LP	202,242	10,225,356
TC Pipelines LP	189,342	9,008,892
Total Natural Gas Pipelines		39,754,472
Petroleum Transportation — 34.2%
Buckeye Partners LP	209,115	13,341,537
Enbridge Energy Partners LP	449,252	13,913,334
Global Partners LP	517,406	10,705,130
Holly Energy Partners LP	235,677	13,131,922
Martin Midstream Partners LP	319,445	10,314,879
NuStar Energy LP	215,501	11,818,075
Plains All American Pipeline LP	98,293	6,375,284
Transmontaigne Partners LP	294,324	8,997,485
Total Petroleum Transportation		88,597,646

Description	Shares	Fair Value
Propane — 6.9%
Ferrellgas Partners LP	404,017	$9,110,583
Inergy LP	364,920	8,823,766
Total Propane		17,934,349
Shipping — 3.6%
Teekay LNG Partners LP	287,005	9,238,691
Total Master Limited Partnership Shares (identified cost $218,560,533)		236,261,542
Short-Term Investments — 8.9%
Money Market — 8.9%
Fidelity Treasury Portfolio, 0.010%(1)	23,031,771	23,031,771
Total Short-Term Investments (identified cost $23,031,771)		23,031,771
Total Investments — 100.0% (identified cost $241,592,304)		259,293,313
Other Assets In Excess of Liabilities — 0.0%(2)		95,452
Net Assets — 100.0%		$259,388,765

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Variable rate security; the coupon rate represents the rate at November 30, 2011.
(2)	Amount rounds to less than 0.05%.

See accompanying Notes to the Financial Statements.

November 30, 2011	9

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2011

SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Assets:
Investment securities:
At acquisition cost	$615,030,050	$534,552,614	$241,592,304
At fair value	$689,475,572	$571,183,677	$259,293,313
Dividends receivable	527	368	144
Receivable for investments sold	1,607,544	2,332,538	1,230,504
Receivable for capital stock sold	2,251,236	1,678,322	4,873,772
Prepaid expenses	45,316	35,403	29,019
Total assets	693,380,195	575,230,308	265,426,752
Liabilities:
Payable for capital stock redeemed	487,197	1,158,324	284,631
Payable for investments purchased	4,571,687	115,700	—
Deferred tax liability	25,310,768	12,407,471	5,378,912
Payable to Advisor	341,555	417,870	127,167
Payable for 12b-1 fees, Class A	41,903	38,126	95,753
Payable for 12b-1 fees, Class C**	3,277	376	3,731
Other liabilities	234,178	200,904	147,793
Total liabilities	30,990,565	14,338,771	6,037,987
Total Net Assets	$662,389,630	$560,891,537	$259,388,765
Net Assets Consist of:
Paid-in capital	$620,205,016	$540,212,419	$250,423,912
Undistributed net investment loss, net of deferred taxes	(3,335,528)	(3,634,763)	(1,936,598)
Accumulated undistributed net realized gains/(losses) on investments, net of deferred taxes	(1,008,309)	1,419,467	(161,680)
Net unrealized appreciation on investments, net of deferred taxes	46,528,451	22,894,414	11,063,131
Total Net Assets	$662,389,630	$560,891,537	$259,388,765
Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$10.56	$10.38	$10.14
Offering price per share*	$11.20	$11.01	$10.76
Class C Shares:**
Net asset value, offering price and redemption proceeds per share	$10.58	$10.40	$10.13
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$10.63	$10.43	$10.17
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$10.62	$—	$—
Net Assets:
Class A Shares	$114,929,738	$108,422,031	$172,056,188
Class C Shares**	2,895,126	315,844	2,826,417
Class I Shares	455,321,085	452,153,662	84,506,160
Class Y Shares	89,243,681	—	—
Total Net Assets	$662,389,630	$560,891,537	$259,388,765
Shares Outstanding:
Class A Shares	10,884,791	10,450,131	16,975,064
Class C Shares**	273,542	30,370	278,938
Class I Shares	42,851,423	43,364,177	8,306,764
Class Y Shares	8,399,455	—	—
Total Shares Outstanding	62,409,211	53,844,678	25,560,766

*	Computation of offering price per share 100/94.25 of net asset value.
**	The Class C Shares for the Select 40 Fund, Alpha Fund, and the Income Fund commenced operations at the close of business July 14, 2011, August 25, 2011 and June 10, 2011, respectively.

See accompanying Notes to Financial Statements.

10	SteelPath MLP Funds Annual Report

STATEMENTS OF OPERATIONS
For the year ended November 30, 2011

SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Investment Income:
Distributions from Master Limited Partnerships	$31,834,713	$24,521,191	$14,896,969
Less return of capital on distributions	(31,834,713)	(24,521,191)	(14,896,969)
Dividend income	2,121	1,357	3,810
Total investment income	2,121	1,357	3,810
Expenses:
Investment advisory fee	3,523,861	4,216,724	1,990,952
Registration fees	155,878	133,217	98,201
Administrative fees	558,082	458,278	327,603
Offering fees (see note 3 of Notes to the Financial Statements)	54,107	—	—
Transfer agent fees	132,835	101,125	171,998
Trustees’ fees	46,333	46,333	46,334
Insurance premiums	33,800	21,286	16,805
Auditing fees	34,350	32,350	32,350
Custody fees	52,636	43,181	33,454
CCO fees	25,180	25,180	25,180
Legal fees	247,232	188,020	108,666
Printing and postage	20,704	17,570	20,696
12b-1 fees, Class A	182,601	145,392	310,957
12b-1 fees, Class C*	3,277	376	3,731
Miscellaneous	18,690	13,477	7,557
Total expenses, before waivers and deferred taxes	5,089,566	5,442,509	3,194,484
Less expense waivers	(624,715)	(505,009)	(574,482)
Net expenses, before deferred taxes	4,464,851	4,937,500	2,620,002
Net investment loss, before deferred taxes	(4,462,730)	(4,936,143)	(2,616,192)
Deferred tax benefit	1,660,622	1,834,927	972,790
Net investment loss, net of deferred taxes	(2,802,108)	(3,101,216)	(1,643,402)
Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments	(2,182,965)	2,275,749	(840,293)
Deferred tax benefit/(expense)	823,902	(859,381)	325,873
Net realized gains/(losses), net of deferred taxes	(1,359,063)	1,416,368	(514,420)
Net Change in Unrealized Appreciation/(Depreciation)
Investments	37,217,650	13,298,781	572,796
Deferred tax benefit/(expense)	(13,025,922)	(4,403,736)	213,407
Net change in unrealized appreciation, net of deferred taxes	24,191,728	8,895,045	786,203
Net realized and unrealized gains/(losses) on investments, net of deferred taxes	22,832,665	10,311,413	271,783
Change in net assets resulting from operations	$20,030,557	$7,210,197	$(1,371,619)

*	The Class C Shares for the Select 40 Fund, Alpha Fund, and the Income Fund commenced operations at the close of business July 14, 2011, August 25, 2011 and June 10, 2011, respectively.

See accompanying Notes to Financial Statements.

November 30, 2011	11

STATEMENTS OF CHANGES IN NET ASSETS

SteelPath MLP Funds

	SteelPath MLP Select 40 Fund		SteelPath MLP Alpha Fund
	For the Year Ended November 30, 2011	For the Period Ended November 30, 2010**	For the Year Ended November 30, 2011	For the Period Ended November 30, 2010**
Increase (Decrease) in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(2,802,108)	$(309,635)	$(3,101,216)	$(387,046)
Net realized gains/(losses) on investments, net of deferred taxes	(1,359,063)	126,969	1,416,368	(143,402)
Net change in unrealized appreciation on investments, net of deferred taxes	24,191,728	22,336,723	8,895,045	13,999,369
Change in net assets resulting from operations	20,030,557	22,154,057	7,210,197	13,468,921
Distributions to Shareholders:
Distributions to shareholders from return of capital:
Class A shares	(5,094,158)	(980,402)	(3,992,751)	(729,941)
Class C shares*	(31,821)	—	(3,466)	—
Class I shares	(22,839,711)	(2,879,438)	(22,703,858)	(4,329,701)
Class Y shares	(5,455,860)	(3,875,344)	—	—
Change in net assets resulting from distributions to shareholders	(33,421,550)	(7,735,184)	(26,700,075)	(5,059,642)
Capital Share Transactions:
Class A
Shares sold	88,843,761	45,773,466	102,233,663	39,044,399
Shares issued for reinvestment of distributions	4,784,179	771,837	3,399,959	575,082
Shares redeemed	(21,890,675)	(2,670,217)	(27,710,127)	(9,422,746)
Net increase	71,737,265	43,875,086	77,923,495	30,196,735
Class C*
Shares sold	2,861,390	—	311,945	—
Shares issued for reinvestment of distributions	16,178	—	1,676	—
Shares redeemed	(17,352)	—	—	—
Net increase	2,860,216	—	313,621	—
Class I
Shares sold	324,932,937	180,338,491	367,669,736	163,123,041
Shares issued for reinvestment of distributions	18,189,109	2,298,690	21,187,525	4,146,618
Shares redeemed	(63,879,658)	(2,137,646)	(86,890,001)	(5,698,634)
Net increase	279,242,388	180,499,535	301,967,260	161,571,025
Class Y
Shares sold	18,414,339	90,398,670	—	—
Shares issued for reinvestment of distributions	5,286,443	3,872,194	—	—
Shares redeemed	(29,625,086)	(5,199,300)	—	—
Net increase/(decrease)	(5,924,304)	89,071,564	—	—
Change in net assets resulting from capital share transactions	347,915,565	313,446,185	380,204,376	191,767,760
Change in net assets	334,524,572	327,865,058	360,714,498	200,177,039
Net Assets:
Beginning of year	327,865,058	—	200,177,039	—
End of year	$662,389,630	$327,865,058	$560,891,537	$200,177,039
Undistributed net investment loss, net of deferred taxes	$(3,335,528)	$(309,635)	$(3,634,763)	$(387,046)
Transactions in Shares:
Class A
Shares sold	8,249,610	4,421,080	9,809,925	3,778,106
Shares reinvested	450,461	72,352	325,145	53,811
Shares redeemed	(2,056,342)	(252,370)	(2,629,370)	(887,486)
Net increase	6,643,729	4,241,062	7,505,700	2,944,431
Class C*
Shares sold	273,663	—	30,209	—
Shares reinvested	1,526	—	161	—
Shares redeemed	(1,647)	—	—	—
Net increase	273,542	—	30,370	—
Class I
Shares sold	29,909,699	17,264,185	34,004,107	15,861,608
Shares reinvested	1,700,149	212,906	2,017,337	392,652
Shares redeemed	(6,034,881)	(200,635)	(8,374,618)	(536,909)
Net increase	25,574,967	17,276,456	27,646,826	15,717,351
Class Y
Shares sold	1,711,481	9,038,038	—	—
Shares reinvested	492,370	374,112	—	—
Shares redeemed	(2,711,194)	(505,352)	—	—
Net increase/(decrease)	(507,343)	8,906,798	—	—
Net increase from transactions in shares	31,984,895	30,424,316	35,182,896	18,661,782

*	The Class C Shares for the Select 40 Fund, Alpha Fund, and the Income Fund commenced operations at the close of business July 14, 2011, August 25, 2011 and June 10, 2011, respectively.
**	The Funds commenced operations at the close of business March 31, 2010.

See accompanying Notes to Financial Statements.

12	SteelPath MLP Funds Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

SteelPath MLP Funds

	SteelPath MLP Income Fund
	For the Year Ended November 30, 2011	For the Period Ended November 30, 2010**
Increase (Decrease) in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(1,643,402)	$(198,775)
Net realized gains/(losses) on investments, net of deferred taxes	(514,420)	258,319
Net change in unrealized appreciation on investments, net of deferred taxes	786,203	10,276,928
Change in net assets resulting from operations	(1,371,619)	10,336,472
Distributions to Shareholders:
Distributions to shareholders from return of capital:
Class A Shares	(9,881,870)	(1,072,758)
Class C Shares*	(39,741)	—
Class I Shares	(6,593,570)	(1,586,712)
Change in net assets resulting from distributions to shareholders	(16,515,181)	(2,659,470)
Capital Share Transactions:
Class A
Shares sold	169,059,992	58,846,320
Shares issued for reinvestment of distributions	7,320,977	801,578
Shares redeemed	(51,378,677)	(4,151,293)
Net increase	125,002,292	55,496,605
Class C*
Shares sold	2,808,325	—
Shares issued for reinvestment of distributions	27,791	—
Shares redeemed	—	—
Net increase	2,836,116	—
Class I
Shares sold	54,673,813	70,553,056
Shares issued for reinvestment of distributions	5,490,034	1,378,638
Shares redeemed	(37,558,617)	(8,273,374)
Net increase	22,605,230	63,658,320
Change in net assets resulting from capital share transactions	150,443,638	119,154,925
Change in net assets	132,556,838	126,831,927
Net Assets:
Beginning of year	126,831,927	—
End of year	$259,388,765	$126,831,927
Undistributed net investment loss, net of deferred taxes	$(1,936,598)	$(198,775)
Transactions in Shares:
Class A
Shares sold	15,824,526	5,716,990
Shares reinvested	699,339	76,939
Shares redeemed	(4,948,478)	(394,252)
Net increase	11,575,387	5,399,677
Class C*
Shares sold	276,187	—
Shares reinvested	2,751	—
Shares redeemed	—	—
Net increase	278,938	—
Class I
Shares sold	5,071,966	6,956,075
Shares reinvested	518,056	132,749
Shares redeemed	(3,591,120)	(780,962)
Net increase	1,998,902	6,307,862
Net increase from transactions in shares	13,853,227	11,707,539

*	The Class C Shares for the Select 40 Fund, Alpha Fund, and the Income Fund commenced operations at the close of business July 14, 2011, August 25, 2011 and June 10, 2011, respectively.
**	The Funds commenced operations at the close of business March 31, 2010.

See accompanying Notes to Financial Statements.

November 30, 2011	13

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the periods presented.

STEELPATH MLP FUNDS

		Income From Investment Operations:				Distributions From:
	Net Asset Value, Beginning of Year/Period	Net investment gain/(loss)(1)	Return of Capital(1)	Net Realized and Unrealized Gains (losses)(3)	Increase (Decrease) from Investment Operations	Return of Capital	Total Distributions	Net Asset Value, End of Year
SteelPath Select 40 Fund
Class A Shares
For the year ended 11/30/2011	$10.74	(0.07)	0.44	0.14	0.51	(0.69)	(0.69)	$10.56
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.03)	0.30	0.96	1.23	(0.49)	(0.49)	$10.74
Class C Shares
For the period ended 11/30/2011(7)	$10.90	(0.05)	0.22	(0.14)	0.03	(0.35)	(0.35)	$10.58
Class I Shares
For the year ended 11/30/2011	$10.78	(0.06)	0.43	0.17	0.54	(0.69)	(0.69)	$10.63
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.02)	0.30	0.99	1.27	(0.49)	(0.49)	$10.78
Y Class Shares
For the year ended 11/30/2011	$10.78	(0.06)	0.41	0.18	0.53	(0.69)	(0.69)	$10.62
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.02)	0.27	1.02	1.27	(0.49)	(0.49)	$10.78
SteelPath Alpha Fund
Class A Shares
For the year ended 11/30/2011	$10.71	(0.10)	0.43	0.02	0.35	(0.68)	(0.68)	$10.38
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.05)	0.28	0.97	1.20	(0.49)	(0.49)	$10.71
Class C Shares
For the period ended 11/30/2011(8)	$10.05	(0.04)	0.14	0.42	0.52	(0.17)	(0.17)	$10.40
Class I Shares
For the year ended 11/30/2011	$10.73	(0.08)	0.42	0.04	0.38	(0.68)	(0.68)	$10.43
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.04)	0.27	0.99	1.22	(0.49)	(0.49)	$10.73

(1)	Calculated based on average shares outstanding during the period.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Deferred tax expense/benefit estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(5)	Deferred tax benefit/(expense) for the ratio calculation is derived from net investment income/loss only.
(6)	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) though November 30, 2010 represents the initial contribution per share of $10.
(7)	Class C Shares commenced operations at the close of business July 14, 2011.
(8)	Class C Shares commenced operations at the close of business August 25, 2011.
(9)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(10)	Annualized
(11)	Not annualized

See accompanying Notes to Financial Statements.

14	SteelPath MLP Funds Annual Report

FINANCIAL HIGHLIGHTS

STEELPATH MLP FUNDS (Continued)

		Ratio of Expenses to Average Net Assets:											Ratio of Investment Loss to Average Net Assets:
Total Return(2)		Net Assets, End of Year (000’s)	Before Waivers and Income Tax Expense		Expense Waiver		Net of Waivers and Before Income Tax Expense		Deferred Tax Expense(4)		Total Expenses		Before Waivers and Income Tax Expense		Expense Waiver		Net of Waivers and Before Income Tax Expense		Deferred Tax Benefit(5)		Net Investment Loss		Portfolio turnover rate

4.85%		$114,930	1.23%		(0.13%)		1.10%		1.94%		3.04%		(1.23%)		(0.13%)		(1.10%)		0.41%		(0.69%)		10%
12.63	%(9)(11)	$45,575	1.45	%(10)	(0.35	%)(10)	1.10	%(10)	14.65	%(10)	15.75	%(10)	(1.08	%)(10)	(0.35	%)(10)	(0.73	%)(10)	0.29	%(10)	(0.44	%)(10)	15	%(11)

0.33	%(11)	$2,895	4.29	%(10)	(2.44	%)(10)	1.85	%(10)	0.82	%(10)	2.67	%(10)	(4.29	%)(10)	(2.44	%)(10)	(1.85	%)(10)	0.69	%(10)	(1.16	%)(10)	10	%(11)

5.12%		$455,321	0.97%		(0.12%)		0.85%		2.18%		3.03%		(0.97%)		(0.12%)		(0.85%)		0.31%		(0.54%)		10%
13.04	%(9)(11)	$186,270	1.52	%(10)	(0.71	%)(10)	0.81	%(10)	14.52	%(10)	15.33	%(10)	(1.19	%)(10)	(0.71	%)(10)	(0.48	%)(10)	0.19	%(10)	(0.29	%)(10)	15	%(11)

5.02%		$89,244	0.97%		(0.12%)		0.85%		1.88%		2.73%		(0.96%)		(0.12%)		(0.84%)		0.31%		(0.53%)		10%
13.04	%(9)(11)	$96,020	1.11	%(10)	(0.26	%)(10)	0.85	%(10)	15.06	%(10)	15.91	%(10)	(0.76	%)(10)	(0.26	%)(10)	(0.50	%)(10)	0.20	%(10)	(0.30	%)(10)	15	%(11)

3.32%		$108,422	1.67%		(0.17%)		1.50%		1.68%		3.18%		(1.67%)		(0.17%)		(1.50%)		0.56%		(0.94	v	14%
12.24	%(9)(11)	$31,525	1.94	%(10)	(0.44	%)(10)	1.50	%(10)	12.93	%(10)	14.43	%(10)	(1.59	%)(10)	(0.44	%)(10)	(1.15	%)(10)	0.46	%(10)	(0.69	%)(10)	7	%(11)

5.19	%(11)	$316	22.80	%(10)	(20.55	%)(10)	2.25	%(10)	12.37	%(10)	14.62	%(10)	(22.80	%)(10)	(20.55	%)(10)	(2.25	%)(10)	0.84	%(10)	(1.41	%)(10)	14	%(11)

3.60%		$452,154	1.37%		(0.12%)		1.25%		0.75%		2.00%		(1.37%)		(0.12%)		(1.25%)		0.46%		(0.79%)		14%
12.44	%(9)(11)	$168,652	1.54	%(10)	(0.29	%)(10)	1.25	%(10)	13.14	%(10)	14.39	%(10)	(1.20	%)(10)	(0.29	%)(10)	(0.91	%)(10)	0.36	%(10)	(0.55	%)(10)	7	%(11)

See accompanying Notes to Financial Statements.

November 30, 2011	15

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the periods presented.

STEELPATH MLP FUNDS

		Income From Investment Operations:				Distributions From:
	Net Asset Value, Beginning of Year/Period	Net investment gain/(loss)(1)	Return of Capital(1)	Net Realized and Unrealized Gains (losses)(3)	Increase (Decrease) from Investment Operations	Return of Capital	Total Distributions	Net Asset Value, End of Year
SteelPath Income Fund
Class A Shares
For the year ended 11/30/2011	$10.83	(0.09)	0.47	(0.24)	0.14	(0.83)	(0.83)	$10.14
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.04)	0.31	1.00	1.27	(0.44)	(0.44)	$10.83
Class C Shares
For the period ended 11/30/2011(7)	$10.66	(0.06)	0.26	(0.34)	(0.14)	(0.39)	(0.39)	$10.13
Class I Shares
For the year ended 11/30/2011	$10.84	(0.08)	0.47	(0.23)	0.16	(0.83)	(0.83)	$10.17
For the period from 3/31/2010 – 11/30/2010(6)	$10.00	(0.03)	0.29	1.02	1.28	(0.44)	(0.44)	$10.84

(1)	Calculated based on average shares outstanding during the period.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Deferred tax expense/benefit estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(5)	Deferred tax benefit/(expense) for the ratio calculation is derived from net investment income/loss only.
(6)	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) though November 30, 2010 represents the initial contribution per share of $10.
(7)	Class C Shares commenced operations at the close of business June 10, 2011.
(8)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(9)	Annualized
(10)	Not annualized

See accompanying Notes to Financial Statements.

16	SteelPath MLP Funds Annual Report

FINANCIAL HIGHLIGHTS

STEELPATH MLP FUNDS  (Continued)

		Ratio of Expenses to Average Net Assets:											Ratio of Investment Loss to Average Net Assets:
Total Return(2)		Net Assets, End of Year (000’s)	Before Waivers and Income Tax Expense		Expense Waiver		Net of Waivers and Before Income Tax Expense		Deferred Tax Expense/(Benefit)(4)		Total Expenses		Before Waivers and Income Tax Expense		Expense Waiver		Net of Waivers and Before Income Tax Expense		Deferred Tax Benefit(5)		Net Investment Loss		Portfolio turnover rate

1.27%		$172,056	1.62%		(0.27%)		1.35%		(0.77%)		0.58%		(1.61%)		(0.27%)		(1.34%)		0.50%		(0.84%)		24%
13.10	%(8)(10)	$58,464	1.93	%(9)	(0.58	%)(9)	1.35	%(9)	17.05	%(9)	18.40	%(9)	(1.54	%)(9)	(0.58	%)(9)	(0.96	%)(9)	0.39	%(9)	(0.57	%)(9)	15	%(10)

(1.31	)%(10)	$2,826	4.44	%(9)	(2.34	%)(9)	2.10	%(9)	(1.31	%)(9)	0.79	%(9)	(4.44	%)(9)	(2.34	%)(9)	(2.10	%)(9)	0.79	%(9)	(1.31	%)(9)	24	%(10)

1.46%		$84,506	1.37%		(0.27%)		1.10%		(0.65	v	0.45%		(1.37%)		(0.27%)		(1.10%)		0.41%		(0.69%)		24%
13.20	%(8)(10)	$68,368	1.62	%(9)	(0.52	%)(9)	1.10	%(9)	17.22	%(9)	18.32	%(9)	(1.24	%)(9)	(0.52	%)(9)	(0.72	%)(9)	0.29	%(9)	(0.43	%)(9)	15	%(10)

See accompanying Notes to Financial Statements.

November 30, 2011	17

NOTES TO THE FINANCIAL STATEMENTS
November 30, 2011

1. Organization:

SteelPath MLP Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on December 1, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of November 30, 2011, the Trust offered shares of three series, each of which has different and distinct investment objectives and policies: SteelPath MLP Select 40 Fund (the “Select 40 Fund”), SteelPath MLP Alpha Fund (the “Alpha Fund”) and SteelPath MLP Income Fund (the “Income Fund”, individually a “Fund,” collectively the “Funds”). Each of the Funds commenced operations at the close of business March 31, 2010. The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

Class A Shares of the Funds are subject to an initial sales charge imposed at the time of purchase, in accordance with its prospectus. The maximum sales charge is 5.75% of the offering price or 6.10% of the net asset value. Class C Shares are not subject to an initial sales charge, but instead are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class I Shares and Class Y Shares are not subject to either a maximum sales charge, or a contingent deferred sales charge.

The investment objective of the Select 40 Fund is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP”) asset class. The investment objective of the Alpha Fund is to provide investors with a concentrated portfolio of energy infrastructure MLP’s which SteelPath Fund Advisors, LLC believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income. The investment objective of the Income Fund is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy MLP’s.

Each Fund, except for Select 40 Fund, is non-diversified, as that term is defined in the 1940 Act.

2. Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. In the normal course of business, the Funds have entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Investment Valuation:

Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. If a last sales price is not reported by the principal exchange on which a security is traded, a security will be valued at the mean of the last bid and ask price. Over the counter securities are valued based on the last sales price. If there is no trading of a security, the mean of the last bid prices obtained from two or more broker-dealers will be used, unless there is only one broker-dealer, in which case that dealer’s last bid price will be used.

Exchange traded options on securities and indices generally will be valued at their last sales price or, if no last sales price is available, at their last bid price. Options traded in the over-the counter market will be valued on the last bid prices obtained from two or more broker-dealers, unless there is only one broker-dealer, in which case that dealer’s last bid prices will be used. Futures contracts will be valued based upon the last sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions on a given day, the mean of the last bid and asked price. Swaps and other privately negotiated agreements will be valued pursuant to a valuation model approved by the Board, by an independent pricing service or prices supplied by the counterparty, which in turn are based on the market prices or fair values of the securities underlying the agreement.

18	SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2011

Fixed income securities with maturities greater than 60 days will be valued based on prices received from an independent pricing service. Short-term fixed income securities with maturities of 60 days or less will be valued at amortized cost. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.

Pursuant to procedures adopted by the Board, the Advisor’s Valuation Committee will determine the fair value of a Fund’s securities when price quotations or valuations are not readily available, readily available price quotations are valuations that are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities. A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and will affect the value of a security. Generally, a security will be fair valued when trading in the security has been halted, a market price is not available from either a pricing service or a broker or a price has become stale.

Fair value pricing is intended to result in a more accurate determination of a Fund’s net asset value and should reduce the potential for stale pricing arbitrage opportunities in a Fund. However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.

As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

U.S. GAAP establishes a hierarchy that prioritizes the various inputs used in determining the value of a Fund’s investments. The three broad levels of the hierarchy are described below:

•	Level 1 — quoted prices for active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or
•	Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2011:

Select 40 Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$623,294,296	$—	$—	$623,294,296
Short-Term Investments	66,181,276	—	—	66,181,276
Total	$689,475,572	$—	$—	$689,475,572

Alpha Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$516,019,088	$—	$—	$516,019,088
Short-Term Investments	55,164,589	—	—	55,164,589
Total	$571,183,677	$—	$—	$571,183,677

Income Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$236,261,542	$—	$—	$236,261,542
Short-Term Investments	23,031,771	—	—	23,031,771
Total	$259,293,313	$—	$—	$259,293,313

*	For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

The Funds did not hold any Level 2 or Level 3 securities during the year ended November 30, 2011. There were no significant transfers into and out of all levels during the year. It is the Funds’ Policy to recognize transfers at the end of the reporting period.

November 30, 2011	19

NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2011

Return of Capital Estimates:

Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2011, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

Partnership Accounting Policy:

Each Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Funds’ Statements of Operations.

Investment Transactions and Related Income:

Investment transactions are recorded on a trade date plus one basis, except for the last day of the fiscal quarter end, when they are recorded on trade date. Partnership distributions are recorded on the ex-dividend date. Securities gains and losses are calculated based on the last-in, first-out method. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expenses:

Expenses directly attributable to each Fund are charged directly to the Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis. Certain class specific expenses are allocated to the specific class in which the expenses were incurred.

Distributions to Shareholders:

Dividends, if any, are declared and distributed quarterly for the Select 40 Fund and Alpha Fund and monthly for the Income Fund. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the individual Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Funds’ investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2012. For the year ended November 30, 2011, the Funds’ distributions were expected to be comprised of 100% return of capital. Subsequent to the year ended November 30, 2011, the Income Fund made distributions of $0.0646 per share for Class A Shares, Class C Shares, and Class I Shares, to shareholders on January 5, 2012.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code, but are taxed as corporations. As corporations, the Funds are obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. A Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Funds currently are using an estimated 2.5% rate for state and local tax, which is a change in the state and local tax rate of 5% used in the prior year.

The Funds invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As limited partners in the MLPs, the Funds report their allocable share of the MLPs’ taxable income in computing their own taxable income. The Funds’ tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes

20	SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2011

available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset.

The Funds may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding their tax benefit/(liability).

The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. As of November 30, 2011, the Funds do not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on their tax returns.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using the effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. At November 30, 2011, the Funds determined a valuation allowance was not required.

Components of the Funds' deferred tax assets and liabilities as of November 30, 2011 are as follows:

	MLP Select 40	MLP Alpha	MLP Income
Deferred tax assets:
Net operating loss carryforward (tax basis)	$5,330,138	$3,300,796	$2,881,117
Capital loss carryforward (tax basis)	435,221	—	—
Organization costs	12,540	—	—
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(31,088,667)	(15,708,267)	(8,260,029)
Total net deferred tax asset/(liability)	$(25,310,768)	$(12,407,471)	$(5,378,912)

Unexpected significant decreases in cash distributions from the Funds' MLP investments or significant declines in the fair value of their investments may change the Funds' assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds' net asset value and results of operations in the period it is recorded.

November 30, 2011	21

NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2011

Total income tax expense/(benefit) differs from the amount computed by applying the federal statutory rate of 35% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2011 as follows:

	MLP Select 40	MLP Alpha	MLP Income
Components of Income Tax Expense
Computed “expected” federal income tax (benefit)	$10,700,184	$3,723,435	$(1,009,291)
State income tax, net of federal tax expense (benefit)	764,300	265,960	(72,093)
Change in estimated state tax rate, net of federal tax benefit/(expense)	(923,086)	(561,205)	(430,686)
Total income tax expense	$10,541,398	$3,428,190	$(1,512,070)

At November 30, 2011, the funds had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

	MLP Select 40	MLP Alpha	MLP Income
Expiration Date
11/30/2030	$916,302	$1,194,164	$247,517
11/30/2031	13,297,398	7,607,959	7,435,464
Total	$14,213,700	$8,802,123	$7,682,981

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2011, the Select 40 Fund had a capital loss carryforward of $1,160,590. Capital losses may be carried forward 5 years and accordingly, would expire on November 30, 2016.

As of November 30, 2011 a foreign tax credit of $19,757, $21,940, and $16,473 for Select 40 Fund, Alpha Fund and Income Fund, respectively was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

Recent Accounting Pronouncements:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

3. Related Party Transactions:

Investment Advisor:

SteelPath Fund Advisors, LLC (the “Advisor”) serves as the investment advisor to each Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed daily and paid monthly at an annual rate of 0.70%, 1.10% and 0.95% of average net assets, for the Select 40 Fund, Alpha Fund, and Income Fund, respectively. The Advisor makes the investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by the Board. The amounts charged to the Funds for investment advisory services are reported within the Statement of Operations.

The Advisor entered into an Expense Limitation Agreement with each Fund to cap the Fund’s operating expenses at 0.15% of the Fund’s average daily net assets (the “Expense Limitation Agreements”). Operating expenses means the ordinary operating expenses of the Funds excluding advisory fees, interest expense, 12b-1 fees, brokerage commissions, taxes, acquired fund fees and expenses, and extraordinary expenses of the Fund. The Expense Limitation Agreements had the effect of capping the Select 40 Fund’s class A, C, I, and Y share classes at 1.10%, 1.85%, 0.85%, and 0.85%, respectively, the Alpha Fund’s class A, C, and I share classes at 1.50%, 2.25%, and 1.25%, respectively, and the Income Fund’s class A, C, and I share classes at 1.35%, 2.10%, and 1.10%, respectively. Pursuant to the Expense Limitation Agreements, the Advisor is entitled to recoup amounts waived or reimbursed from the Funds for a period of up to three years from the date such amounts were waived or

22	SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2011

reimbursed, provided the Funds’ operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended November 30, 2011, the Advisor did not recoup any expenses.

The following table represents amounts eligible for recoupment at November 30, 2011:

Eligible expense recoupments expiring:	Select 40 Fund	Alpha Fund	Income Fund
November 30, 2013	$274,676	$213,492	$216,936
November 30, 2014	570,608	505,009	574,482

In addition, pursuant to the Expense Limitation Agreement, the Advisor is entitled to recoup from the Select 40 Fund certain expenses associated with the organization of the Trust for a period of up to three years from March 31, 2010, provided the Select 40 Fund’s operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended November 30, 2011, the Advisor has waived $54,107 in offering fees which are subject to recoupment under the Expense Limitation Agreement. At November 30, 2011, the total offering and organization fees subject to recoupment under the Expense Limitation Agreement is $271,460, of which $217,353 is recoupable through 2013, and $54,107 is recoupable through 2014.

Certain trustees and officers of the Trust are also officers of the Advisor.

Distribution Plan:

Each Fund has adopted Distribution Plans, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plans”) with respect to its Class A and Class C Shares. The Distribution Plans, authorize payments by the Funds to finance activities intended to result in the sale of Class A and Class C Shares and shareholder services. The Distribution Plans provide that the Select 40 Fund, Alpha Fund and Income Fund may incur distribution expenses of 0.25% and 1.00%, respectively, of the average daily net assets of each Fund’s Class A and Class C Shares.

4. Purchases and Sales of Securities:

Purchases and sales of investment securities, excluding short-term securities for the year ended November 30, 2011, totaled:

	Select 40 Fund	Alpha Fund	Income Fund
Purchases	$342,170,473	$369,432,775	$167,786,546
Sales	52,391,990	53,118,341	49,753,438

There were no purchases or sales of U.S. government securities for the period.

5. Federal Tax Information:

At November 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	MLP Select 40	MLP Alpha	MLP Income
Cost of Investments	$606,684,081	$529,421,524	$237,211,075
Gross Unrealized Appreciation	$104,215,527	$61,645,335	$35,901,730
Gross Unrealized Depreciation	(21,424,036)	(19,883,182)	(13,819,492)
Net Unrealized Appreciation (Depreciation) on Investments	$82,791,491	$41,762,153	$22,082,238

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

6. Concentration of Risk:

Under normal circumstances, the Funds intend to invest at least 90% of their total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

November 30, 2011	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
SteelPath MLP Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SteelPath MLP Funds Trust, comprising SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund and SteelPath MLP Income Fund (the “Funds”) as of November 30, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting SteelPath MLP Funds Trust as of November 30, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 30, 2012

24	SteelPath MLP Funds Annual Report

EXPENSE EXAMPLE
November 30, 2011 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; potential deferred sales charges for redemptions within one year of purchase; and (2) ongoing costs, including investment advisory fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 through November 30, 2011).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period Ended November 30, 2011” to estimate the expenses you paid on your account during this period. The only transaction fee you may be required to pay are for outgoing wire transfers charged by UMB Fund Services, Inc., the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15 fee. You may also pay a small account fee of $24 if the value of your account with the Fund is less than $10,000. If you paid a transaction or a small account fee, you would add the fee amount of the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15 may be assessed on outgoing wire transfers. You may also pay a small account fee of $24 if the value of your account with the Fund is less than $10,000. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Funds through a financial intermediary. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Six Month Period Ended November 30, 2011*#	Net Expense Ratio Annualized November 30, 2011#	Total Return for the Six Months Ended November 30, 2011
Select 40 Fund
Class A Actual	$1,000.00	$1,009.80	$5.54	1.10%	0.98%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.48	$5.57	1.10%	1.95%
Class C Actual	$1,000.00	$1,003.30	$9.29	1.85%	0.33%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$9.36	1.85%	1.80%
Class I Actual	$1,000.00	$1,011.60	$4.29	0.85%	1.16%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.31	0.85%	2.07%
Class Y Actual	$1,000.00	$1,010.70	$4.28	0.85%	1.07%
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.31	0.85%	2.07%

November 30, 2011	25

EXPENSE EXAMPLE
November 30, 2011 (Unaudited)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During the Six Month Period Ended November 30, 2011*#	Net Expense Ratio Annualized November 30, 2011#	Total Return for the Six Months Ended November 30, 2011
Alpha Fund
Class A Actual	$1,000.00	$1,010.30	$7.56	1.50%	1.03%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.48	$7.59	1.50%	1.75%
Class C Actual	$1,000.00	$1,051.90	$11.21	2.25%	5.19%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.02	$11.39	2.25%	1.90%
Class I Actual	$1,000.00	$1,011.20	$6.30	1.25%	1.12%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.73	$6.33	1.25%	1.87%
Income Fund
Class A Actual	$1,000.00	$976.50	$6.69	1.35%	(2.35)%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.83	1.35%	1.82%
Class C Actual	$1,000.00	$986.90	$10.53	2.10%	(1.31)%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.16	$10.61	2.10%	1.52%
Class I Actual	$1,000.00	$976.60	$5.45	1.10%	(2.34)%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.48	$5.57	1.10%	1.95%

*	Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (183/365)) to reflect the one-half year period.
#	Deferred tax benefit/(expense) is not included in the ratio calculation.

26	SteelPath MLP Funds Annual Report

OTHER INFORMATION
November 30, 2011 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available upon request without charge by calling the Funds at 1-888-614-6614.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-888-614-6614 or on the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2011 is available without charge, at the SEC’s website at http://www.sec.gov, or by calling the Funds at 1-888-614-6614.

Risk Disclosure

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund’s investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Investing in ETFs and other investment companies may involve duplication of advisory fees and other expenses. The Funds will be taxable as a regular corporation, or “C” corporation, and will pay federal, state and local taxes at the Fund level on its taxable income. The Funds will be subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce the net asset value, which in turn, could significantly impact performance. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Funds.

Availability of Additional Information

Investors should consider the Funds’ investment objectives, risks, charges, and expenses carefully before investing. The prospectus and summary prospectus contain this and other important information about the Funds. Copies of the prospectus and summary prospectus may be obtained by visiting www.steelpath.com and should be read carefully before investing.

November 30, 2011	27

TRUSTEES AND OFFICERS
November 30, 2011

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-888-674-6614.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Edward F. Kosnik YOB: 1944	Trustee	Indefinite/ Since January 25, 2010	Private investor, Director of BlueKnight Energy Partners G.P., L.L.C. (formerly Semgroup Energy Partners GP LLC), from July 2008 to November 2009; Director of Buckeye GP LLC (petroleum refining) from its inception in 1986 to September 2007; Director of Premcor Inc. (petroleum refining) from November 2004 to September 2005; member of the Board of Trustees of Marquette University from September 2006 to September 2009.	5	N/A
Duke R. Ligon YOB: 1941	Trustee and Chairman of the Board	Indefinite/ Since January 25, 2010	Attorney; Owner and Manager, Mekusukey Oil Company, LLC, 2010 to Present; Strategic Advisor, Love's Travel Stops & Country Stores, Inc., February 2007 to 2010; Senior Vice President, and General Counsel, Devon Energy Corporation, January 1997 to February 2007.	5	BlueKnight Energy Partners L.P., PostRock Energy Corporation, Panhandle Oil and Gas Inc., Vantage Drilling Company.
Davendra S. Saxena YOB: 1979	Trustee	Indefinite/ Since January 25, 2010	Tudor, Pickering, Holt & Co., Director, Investment Banking, 2011 – Present; Berenson & Company, Director, Energy Investment Banking, 2003 – 2011.	5	N/A
Peter M. Lebovitz YOB: 1955	Trustee	Indefinite/ Since January 17, 2011	Founder and Managing Partner, Harkness Partners, LLC (consulting firm), 2010 – Present; Advisory Board Member, Cantilever Capital, LLC (investment management holding company), 2009 – Present; Investment Committee Chair, Advisor and Consultant, KRC Inc. (family office), 2008 – Present; Board Member, Crosswind Investments, LLC (investment management), 2007 – Present; Managing Partner, Managers Investment Group LLC (formerly, The Managers Funds), 1994 – 2007, 2005 – 2007; President & CEO 1994 – 2005, Fund Trustee 1999 – 2005, The Managers Funds.	5	N/A
Interested Trustee*
Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/ Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004 – Present; Goldman Sachs & Co., Energy Research Division, 2001 – 2004.	5	National Association of Publicly Traded Partnerships
Officers
Stewart Cartner YOB: 1960	Vice President and Treasurer	Indefinite/ Since January 25, 2010	Advisor, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Member and Portfolio Manager, 2007 – Present; Goldman Sachs Vice President 1988 – 2007.
Erin Moyer YOB: 1979	Secretary	Indefinite/ Since March 18, 2010	SteelPath Capital Management LLC , Vice President; JHU Applied Physics Laboratory, Lead Engineer.
James F. McCain YOB: 1951	Chief Compliance Office and Anti-Money Laundering Officer	Indefinite/ Since November 23, 2010	SteelPath Capital Management LLC, Chief Compliance Officer, SteelPath Fund Advisors, LLC Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer. Secretary and Anti-Money Laundering Officer (2007 – 2010); G. W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004 – 2007).
*	Gabriel Hammond is an interested trustee because he owns a controlling interest in the Advisor.

28	SteelPath MLP Funds Annual Report

INVESTMENT ADVISOR
SteelPath Fund Advisors, LLC
2100 McKinney Avenue, 14th Floor
Dallas, TX 75201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard 10th Floor
Kansas City, Missouri 64106

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

ADMINISTRATOR/TRANSFER AGENT/ FUND ACCOUNTANT
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

P.O. Box 2175
Milwaukee, WI 53201
Toll Free 888-614-6614
www.steelpath.com

The SteelPath Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

As of the end of the fiscal period November 30, 2011, he registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer. The registrant has not made any amendments to its code of ethics during the covered period.  The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Davendra Saxena is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)-(d)	The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the period commencing on March 31, 2010 and ending on November 30, 2010, as well as the year ending November 30, 2011.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for services, other than services reported under “Audit services”, “Audit-related services” and “Tax services”.

	FYE 11/30/2010	FYE 11/30/2011
Audit Fees	$70,500	$69,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$56,000
All Other Fees	$3,300	$1,650

.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)	The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

(h)	No non-audit services were rendered by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

	FYE 11/30/2010	FYE 11/30/2011
Registrant	$3,300	$1,650
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not established procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SteelPath MLP Funds Trust

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date	2/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date	2/7/12

/s/ Stuart Cartner
By: Stuart Cartner
Vice President, Treasurer and Principal Financial Officer
Date	2/7/12